UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards under the Annual Management Incentive Plan

On February 6, 2014, the Compensation and Talent Development Committee (the “Compensation Committee”) of the Board of Directors of Quintiles Transnational Holdings Inc. (the “Company”) approved awards to participating named executive officers under its Annual Management Incentive Plan (the “MIP”). The 2013 annual award targets for each of the participating named executive officers under the MIP were based on the terms of each executive’s employment agreement, as well as the experience and position of each named executive officer. Actual awards made to participating named executive officers under the MIP were based on the Company’s 2013 financial performance and other factors as determined by the Committee, including each executive’s involvement in leading the Company’s business units and its two operating segments towards the attainment of 2013 financial objectives, each executive’s individual performance as part of his annual performance review, and other factors, such as particular demonstrations of leadership or contribution to the Company’s success.

Based on its review of the Company’s financial performance and other relevant factors, the Committee determined to pay its participating named executive officers (as disclosed in its final prospectus dated May 8, 2013 filed with the Securities and Exchange Commission relating to the Company’s initial public offering) the following amounts under the MIP:

Name	Title	MIP Payout
Dennis B. Gillings, CBE	Executive Chairman	$1,000,000
Thomas H. Pike	Chief Executive Officer and Director	$1,500,000
Kevin K. Gordon	Executive Vice President and Chief Financial Officer	$700,000
Michael I. Mortimer	Executive Vice President, Human Resources and Corporate Administration	$550,000
Derek M. Winstanly, MBChB	Executive Vice President, Chief Customer and Governance Officer	$550,000

Discretionary Bonus Award to the Company’s Former President and Chief Operating Officer

As previously disclosed, John Ratliff, the former President and Chief Operating Officer of the Company, retired on December 31, 2013 after nearly ten years of service to the Company. In recognition of Mr. Ratliff’s many years of service and in light of his valuable contributions to the Company during all of 2013, on February 6, 2014 the Compensation Committee exercised its discretion and awarded Mr. Ratliff a $650,000 bonus. The bonus, which is equal to his 2013 annual award target that would have applied for 2013, is expected to be paid in February 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2014	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President and Chief Financial Officer